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                                                                  EXHIBIT 10.2

                                 AMENDMENT NO. 2
                                       TO
                                CREDIT AGREEMENT

         Amendment No. 2 to CREDIT AGREEMENT dated as of September 28, 2004 (as amended and modified prior to the date hereof, the "Loan Agreement"), among BIOCREST MANUFACTURING, L.P., a Delaware limited partnership having its principal office at 1834 State Highway 71 West, Cedar Creek, Texas 78612 ("Customer"), STRATAGENE CORPORATION, a Delaware corporation (formerly known as Stratagene Holding Corporation), having its principal office at 11011 North Torrey Pines Road, La Jolla, California 92037 ("Stratagene"), BIOCREST HOLDINGS, L.L.C., a Delaware limited liability company, having its principal office at 5320 Pine Meadow Road, Wilson, Wyoming 83014 ("BH LLC"), and MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., a corporation organized and existing under the laws of the State of Delaware having its principal office at 222 North LaSalle Street, 17th Floor, Chicago, IL 60601 ("MLBFS").

         WHEREAS, MLBFS, Customer, Stratagene and BH LLC wish to amend the Loan Agreement in certain respects,

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration (the receipt and adequacy of which are hereby acknowledged), the parties hereto hereby agree as follows:

         1. Definitions. All capitalized terms used herein which are defined in the Loan Agreement and not otherwise defined herein are used herein as defined therein.

         2. Amendments to Loan Agreement.

            (a) The definition of "Commitment Expiration Date" in Section 1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

         "COMMITMENT EXPIRATION DATE" shall mean (i) the Maturity Date, in the case of WCMA Revolving Loans, WCMA Reducing Revolving Loans and the WCMA LC Line of Credit, (ii) January 23, 2004 in the case of the Term Loans or (iii) in each case described in clause (i) and (ii), if earlier, the date on which the commitments of MLBFS hereunder are terminated pursuant to Section 7.6.


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            (b) The definition of "Maturity Date" in Section 1.1 of the Loan
Agreement is hereby amended in its entirety to read as follows:

         "MATURITY DATE" shall mean (i) in the case of the WCMA Revolving Loans, January 31, 2005 (subject to renewal in accordance with the terms hereof), (ii) in the case of the WCMA Reducing Revolver, January 31, 2007, (iii) in the case of the Term Loan, May 1, 2006, and (iv) in the case of the WCMA L/C Line of Credit, July 31, 2005 (subject to renewal in accordance with the terms hereof).

            (c) The parenthetical definition of "Direct Pay Letter of Credit" in clause (ii) of Section 6.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

         (as the same may be amended by the Issuing Bank, a "Direct Pay Letter of Credit" and together with the Back to Back L/C, each a "Letter of Credit" and collectively, the "Letters of Credit")

            (d) Section 6.4 of the Loan Agreement is hereby amended in its entirety to read as follows:

         6.4 RENEWAL AT OPTION OF MLBFS; RIGHT OF CUSTOMER TO TERMINATE. MLBFS may at any time, prior to January 31 in each year (beginning January 31, 2005), in its sole discretion and at its sole option, renew the WCMA L/C Line of Credit for an additional twelve month period ending on the next anniversary of the then Maturity Date for the WCMA L/C Line of Credit; it being understood, however, that no such renewal shall be effective unless set forth in a writing executed by a duly authorized representative of MLBFS and delivered to Customer. Any such renewal shall extend the Commitment Expiration Date for the WCMA L/C Line of Credit to the next anniversary of such Commitment Expiration Date. Unless any such renewal is accompanied by a proposed change in the terms of the WCMA L/C Line of Credit (other than the extension of the Maturity Date), no such renewal shall require Customer's approval. Customer shall, however, have the right to terminate the WCMA L/C Line of Credit at any time upon written notice to MLBFS; provided that no such termination shall affect any issued and outstanding Letter of Credit or Customer's Obligations with respect thereto.


         3. Representations and Warranties. In order to induce MLBFS to enter into this Amendment No. 2, Customer, Stratagene and BH LLC (with respect to itself only) makes the following representations and warranties to MLBFS which shall survive the execution and delivery hereof:


            (a) Each Business Credit Party is duly organized, validly existing and in good standing under the laws of its state of organization. Each Business Credit Party is qualified to do business and in good standing in each other state where the nature of its business or the property owned by it make such qualification necessary, except for such states where the failure to so qualify or be in good standing would not have a Material Adverse Effect;


            (b) The execution and delivery of this Amendment No. 2 has been authorized by all requisite action on the part of each Business Credit Party, this Amendment No.


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2 has been duly executed and delivered by it, and this Amendment No. 2 and the
Loan Agreement, as amended hereby constitute its legal, valid and binding obligations enforceable in accordance with their respective terms subject to applicable bankruptcy, insolvency, reorganization and other laws affecting creditors' rights generally, moratorium laws from time to time in effect and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

            (c) No action of, or filing with, any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Amendment No. 2 by Customer, Stratagene or BH LLC.

         4. Expenses. Customer shall pay all reasonable expenses, including, without limitation, reasonable legal fees, incurred by MLBFS in connection with the preparation, negotiation, execution and delivery and review of this Amendment No. 2, and all other documents and instruments executed in connection with this transaction.

         5. References to Loan Agreement. The Loan Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that after giving effect to this Amendment No. 2 all references in the Loan Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement, as amended.

         6. Amendment No. 2. This Amendment No. 2 is limited as written and shall not be deemed (i) to be an amendment of or a consent under or waiver of any other term or condition of the Loan Agreement, or any of the other Loan Documents or (ii) to prejudice any right or rights which MLBFS now has or may have in the future under or in connection with the Loan Agreement or the other Loan Documents except as expressly waived hereby.

         7. Security Documents. It is agreed and confirmed that after giving effect to this Amendment No. 2 that each Loan Document remains in full force and effect.

         8. Governing Law. This Amendment No. 2, including the validity thereof and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by the laws of the State of Illinois.

         9. Counterparts. This Amendment No. 2 may be executed by one or more of the parties to this Amendment No. 2 on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

        [REMAINDER OF PAGE INTENTIONALLY BLANK, SIGNATURES ON NEXT PAGE]


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         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 2 this 29th day of September, 2004.

                                       MERRILL LYNCH BUSINESS
                                       FINANCIAL SERVICES INC.

                                       By:               /s/ PATRICK LUCAS
                                          --------------------------------------
                                           Name:  PATRICK LUCAS
                                           Title:  Vice President


                                       BIOCREST MANUFACTURING, L.P.

                                       By:      BioCrest Management, L.L.C.
                                       Its:     General Partner


                                       By:          /s/ JOSEPH A. SORGE, M.D.
                                          --------------------------------------
                                           Name:  JOSEPH A. SORGE, M.D.
                                           Title:  Sole Member

                                       STRATAGENE CORPORATION


                                       By:          /s/ JOSEPH A. SORGE, M.D.
                                          --------------------------------------
                                           Name:  JOSEPH A. SORGE, M.D.
                                           Title:  Chief Executive Officer

                                       BIOCREST HOLDINGS, L.L.C.


                                       By:          /s/ JOSEPH A. SORGE, M.D.
                                          --------------------------------------
                                           Name:  JOSEPH A. SORGE, M.D.
                                           Title:  Sole Manager


                                       The undersigned consent to the foregoing and acknowledge that the Loan Documents to which they are a party remain in full force and effect.

                                       STRATAGENE CALIFORNIA

                                       By:          /s/ JOSEPH A. SORGE, M.D.
                                          --------------------------------------
                                           Name:  JOSEPH A. SORGE, M.D.
                                           Title:  Chief Executive Officer


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                                       BIOCREST CORPORATION

                                       By:          /s/ JOSEPH A. SORGE, M.D.
                                          --------------------------------------
                                           Name:  JOSEPH A. SORGE, M.D.
                                           Title:  Chief Executive Officer


                                       BIOCREST MANAGEMENT, L.L.C.

                                       By:          /s/ JOSEPH A. SORGE, M.D.
                                          --------------------------------------
                                           Name:  JOSEPH A. SORGE, M.D.
                                           Title:  Sole Manager


                                       BIOCREST LIMITED, L.L.C.

                                       By:          /s/ JOSEPH A. SORGE, M.D.
                                          --------------------------------------
                                           Name:  JOSEPH A. SORGE, M.D.
                                           Title:  Sole Manager

                                       PHENOGENEX, L.L.C.

                                       By:          /s/ JOSEPH A. SORGE, M.D.
                                          --------------------------------------
                                           Name:  JOSEPH A. SORGE, M.D.
                                           Title:  Sole Manager


                                       BIOCREST SALES, L.P.

                                       By:      BIOCREST MANAGEMENT, L.L.C.
                                       Its:     General Partner

                                       By:          /s/ JOSEPH A. SORGE, M.D.
                                          --------------------------------------
                                           Name:  JOSEPH A. SORGE, M.D.
                                           Title:  Sole Manager


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